EXHIBIT 10.4.2

FIRST AMENDMENT
TO THE
PIER 1 BENEFIT RESTORATION PLAN

     WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 BENEFIT RESTORATION PLAN; and

     WHEREAS, such plan was amended and restated effective July 1, 1995 (such amended and restated plan herein the “Plan”); and

     WHEREAS, the Company desires to amend the Plan’s definition of “Board of Directors” contained in Section 2.02 of the Plan to state the applicable company as Pier 1 Imports, Inc.; and

     WHEREAS, the Company desires to amend the Plan’s definition of “Company” contained in Section 2.06 of the Plan to include wholly owned non-corporate business trust(s) of the Company;

     NOW, THEREFORE pursuant to Section 11.04 of the Plan, effective October 1, 1996, the Plan is amended as follows:

1.	Section 2.02 of the Plan is amended to read as follows:

Board of Directors. The term “Board of Directors” shall mean the Board of Directors of Pier 1 Imports, Inc.

2.	Section 2.06 of the Plan is amended to read as follows:

Company. “Company” shall mean and include the “Employer” and/or “Participating Affiliate” as such terms are defined in the Pier 1 Associates’ 401(k) Plan.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the stated effective date.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:
E. Mitchell Weatherly
Senior Vice President

1

SECOND AMENDMENT
TO THE
PIER 1 BENEFIT RESTORATION PLAN

     WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 BENEFIT RESTORATION PLAN; and

     WHEREAS, such plan was amended and restated effective July 1, 1995 (such amended and restated plan herein the “Plan”); and

     WHEREAS, the Plan was amended effective October 1, 1996, by the First Amendment to the Pier 1 Benefit Restoration Plan; and

     WHEREAS, the Plan as amended is hereinafter referred to as the Plan; and

     WHEREAS, the Company desires to further amend the Plan with respect to Plan distributions;

     NOW, THEREFORE pursuant to Section 11.04 of the Plan, effective July 1, 1997, the Plan is amended as follows:

1.	Section 6.01 of the Plan is deleted in its entirety and the following language is substituted in its place:

Section 6.01 Distributions. As soon as practicable following the termination of a Participant’s employment with the Company for any reason (i) the value (determined as of the date of termination) of such Participant’s vested interest in his Restoration Account balance shall be paid to him, plus interest accrued on such amount through the date of distribution, and (ii) the non-vested portion of a Participant’s Restoration Account balance, if any, plus interest earned and accrued on such amount shall be forfeited.

2

Prior to termination of his employment with the Company, a Participant may at any time elect a “cash-out” distribution equal to ninety percent (90%) of the value (determined as of the last day of the Plan Quarter immediately preceding a “cash-out” distribution request) of such Participant’s vested interest in his Restoration Account balance. Such “cash-out” distribution shall be made as soon as administratively practical after the Participant has submitted a request in writing to the Committee that such distribution be made. All other amounts to which Participant shall be entitled including the remaining ten percent (10%) balance of the Participant’s vested interest in his Restoration Account balance along with interest earned on such amount and interest on the Restoration Account balance accrued after, and Participant deferred compensation and Company matching contributions made after valuation of such account for purposes of the “cash-out” shall be forfeited, notwithstanding Section 6.02 of the Plan. If a Participant who elects such a “cash-out” distribution is not fully vested in his Restoration Account balance, then in addition to the above forfeitures, the non-vested portion of such account shall be forfeited along with all earned and accrued interest on such account.

Any Participant who elects “cash-out” distribution of his Restoration Account balance pursuant to this Section 6.01 shall not be eligible to participate in the Plan again until the first day of any Plan Quarter following the expiration of twelve (12) full calendar months from the date that such “cash-out” distribution was paid to him.

     All capitalized terms herein shall have the meaning set forth in the Plan unless a different meaning is attributed to such term pursuant to this document.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of July 1, 1997.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:
E. Mitchell Weatherly
Senior Vice President

THIRD AMENDMENT TO
PIER 1
BENEFIT RESTORATION PLAN

     WHEREAS, Pier 1 Imports, Inc. and other affiliates of Pier 1 Imports, Inc. have heretofore adopted the Pier 1 Benefit Restoration Plan (the “Plan”); and

     WHEREAS, Pier 1 Imports, Inc. desires to amend the Plan on behalf of it and each of its affiliates which has adopted the Plan;

     NOW, THEREFORE, the Plan shall be amended effective July 1, 1998 as follows:

     1. The first sentence of Section 6.01 of the Plan shall be deleted and the following two sentences shall be substituted in its place:

“If a Participant has not elected installment payments pursuant to and in accordance with Section 6.04, then (i) upon the termination of a Participant’s employment with the Company for any reason the Participant shall deliver to the Company’s Benefits Department an account distribution form for the Participant’s Restoration Account, and (ii) the Participant’s vested portion of his Restoration Account balance shall be valued and paid to him in accordance with Section 6.04 and the non-vested portion of such Restoration Account balance plus interest earned and accrued on such amount, if any, shall be forfeited.”

     2. Section 6.04 of the Plan shall be deleted and the following shall be substituted in its place:

“Section 6.04 Time and Form of Distributions. Unless a Participant has elected an installment form of payment and such election satisfies the conditions and provisions of this Section 6.04, the distribution of the vested portion of a Participant’s Restoration Account shall be made in cash only in the form of a single lump sum payment equaling the value (determined as of the date of such Participant’s termination of employment with the Company) of the Participant’s vested portion of his Restoration Account plus interest accrued on such amount through the date of distribution. A Participant’s lump sum distribution payment will be made approximately ninety (90) days from the end of the Plan quarter in which the Participant’s employment with the Company is terminated regardless of whether an account distribution form is received from the Participant.

The distribution of a Participant’s Restoration Account may be made to such Participant in the form of annual installments over a period of five (5) years provided that:

(1)	Such Participant has attained the age of fifty-five (55) as of the date of his termination of employment with the Company for any reason;

(2)	Such Participant is fully vested in his Restoration Account as of the date of his termination of employment with the Company for any reason; and

(3)	Such Participant makes a non-revocable election in writing on a form prescribed by the Company and filed with the Benefits Department of the Company to receive payment of his Restoration Account in the form of installment payments and such election is made at least three hundred sixty-five (365) days prior to the date that such Participant’s employment with the Company is terminated for any reason.

Provided that the above conditions are satisfied, the Participant’s Restoration Account will be valued as of the date of such Participant’s termination of employment with the Company. The Restoration Account as valued shall be distributed in five (5) equal annual installments to the Participant. The first annual installment will be made approximately ninety (90) days from the end of the Plan quarter in which the Participant’s employment with the Company is terminated. Each subsequent annual installment payment will be made approximately ninety (90) days following December 31st of each year beginning with the year of the initial distribution. The undistributed balance of a Participant’s Restoration Account shall be credited with interest in accordance with Section 5.02 on the same basis and in the same manner as interest is credited on the Restoration Accounts of Participants who are active employees of the Company, and each annual installment shall include the interest accrued on the undistributed balance through the date of distribution of such payment.”

     3. As amended hereby, the Plan is specifically ratified and reaffirmed.

     Signed effective July 1, 1998.

PIER 1 IMPORTS, INC.

By:

E. Mitchell Weatherly, Senior Vice President

FOURTH AMENDMENT
TO THE
PIER 1 BENEFIT RESTORATION PLAN

     WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 BENEFIT RESTORATION PLAN; and

     WHEREAS, such plan was amended and restated effective July 1, 1995 (such amended and restated plan herein the “Plan”); and

     WHEREAS, the Company has previously amended the Plan and desires to further amend the Plan’s definition of “Company” contained in Section 2.06 of the Plan;

     NOW, THEREFORE pursuant to Section 11.04 of the Plan, effective October 1, 1999, the Plan is amended as follows:

     1. Section 2.06 of the Plan is amended to read as follows:

Company. “Company” shall mean and include the “Employer” and/or “Adopting Employers” as such terms are defined in the Pier 1 Associates’ 401(k) Plan.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the stated effective date.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:
E. Mitchell Weatherly
Senior Vice President

FIFTH AMENDMENT
TO THE
PIER 1 BENEFIT RESTORATION PLAN

     WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 BENEFIT RESTORATION PLAN; and

     WHEREAS, such plan was amended and restated effective July 1, 1995 (such amended and restated plan herein the “P lan”); and

     WHEREAS, the Company has previously amended the Plan and desires to further amend the Plan;

     NOW, THEREFORE pursuant to Section 11.04 of the Plan, effective July 1, 2002, the Plan is amended as follows:

1.	Section 5.02 of the Plan is amended by deleting the two (2) sentences in that section and replacing them with the following text:

“Each Participant’s Restoration Account balance shall be credited at least quarterly with an amount of interest at an annual rate equal to Moody’s Corporate Bond Index, or comparable index if Moody’s Corporate Bond Index is no longer available, plus 1% where the Index is averaged on a daily basis for a period determined by the Committee from time to time.”

     As amended hereby, the Plan is specifically ratified and reaffirmed. The Company has executed this Amendment as of the stated effective date.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:

E. Mitchell Weatherly
Executive Vice President

SIXTH AMENDMENT TO
PIER 1 BENEFIT RESTORATION PLAN
(As Amended and Restated Effective July 1, 1995)

     WHEREAS, Pier 1 Imports, Inc. (the “Company”) has heretofore adopted the Pier 1 Benefit Restoration Plan; and

     WHEREAS, such plan was amended and restated effective July 1, 1995 (such amended and restated plan herein being referred to as the “Plan”); and

     WHEREAS, the Plan has been amended since July 1, 1995 by five (5) separate amendments and the Company now desires to further amend the Plan;

     NOW, THEREFORE, pursuant to Section 11.04 of the Plan, the Plan is amended as follows:

     1. Effective as of January 1, 2004, the second sentence of Section 4.01 of the Plan shall be deleted and the following shall be substituted therefor:

“The dollar amount of Compensation deferred may not exceed twenty percent (20%) of the Participant’s Compensation per Plan Year. ”

     2. As amended hereby, the Plan is specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed this ___day of ___, 2003.

PIER 1 IMPORTS, INC.,
a Delaware Corporation

By:

E. Mitchell Weatherly
Executive Vice President, Human Resources